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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 9, 2004
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

   000-25857                              94-3138935
   (Commission File Number)               (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 9, 2004, the Registrant issued a press release announcing that it has received notification from The Nasdaq Stock Market that it has regained compliance and will continue its listing on The Nasdaq SmallCap Market. The information contained in the press release dated February 9, 2004 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1               Press Release dated February 9, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PERSISTENCE SOFTWARE, INC.



Date:  February 9, 2004                          By: /s/ Christopher T. Keene
                                                    --------------------------
                                                     Christopher T. Keene
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX

99.1                      Press Release dated February 9, 2004